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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  October 15, 1997
                                                   -----------------------------



                               KENWIN SHOPS, INC.
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               (Exact Name of Registrant as Specified in Charter)



 New York                           1-6680                     13-5607936
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(State or Other Jurisdiction      (Commission                (IRS Employer
  of Incorporation)                File Number)           Identification No.)



  301 Winding Road, Old Bethpage, New York                  11804
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 (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code        (516) 249-3344
                                                 -------------------------------



                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          On October 15, 1997, Kenwin Shops, Inc. (the "Registrant"), and certain of its subsidiaries including Kenwin Shops of Georgia, Inc., Kenwin Shops of Bennettsville, Inc., Kenwin Shops of Crockett, Inc., Kenwin Shops of Enterprise, Inc., Kenwin Shops of Andalusia, Inc., Kenwin Shops of Grenada, Inc., Kenwin Shops of Atlanta, Inc. and Kenwin Shops of Henryetta, Inc., filed with the United States Bankruptcy Court, Southern District of New York, a voluntary petition for relief from their creditors under the provisions of Chapter 11 of title 11 of the United States Code.



ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

          A.   Not Applicable
          B.   Not Applicable
          C.   Not Applicable





                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             KENWIN SHOPS, INC.



Dated: October 28, 1997                      By: /s/DONALD WEINER
                                                 -------------------------------
                                                 Donald Weiner
                                                 Chief Executive Officer




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